UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 4, 2017
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

(a)    Alaska Air Group, Inc.'s (the "Company") Annual Meeting of Stockholders was held on May 4, 2017.

(b)    At the Annual Meeting, all 10 director nominees were elected for one-year terms expiring on the date of the Annual Meeting in 2018.  The results of the voting in the election of directors were as follows:

Proposal 1.  Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
Patricia M. Bedient	95,595,298	2,131,244	64,695	11,247,710
Marion C. Blakey	97,443,703	282,571	64,963	11,247,710
Phyllis J. Campbell	95,413,393	2,314,514	63,330	11,247,710
Dhiren R. Fonseca	97,613,619	108,678	68,940	11,247,710
Jessie J. Knight, Jr.	95,484,809	2,238,709	67,719	11,247,710
Dennis F. Madsen	95,407,208	2,032,410	351,619	11,247,710
Helvi K. Sandvik	97,617,695	105,899	67,643	11,247,710
J. Kenneth Thompson	94,482,924	2,953,992	354,321	11,247,710
Bradley D. Tilden	95,443,654	2,257,117	90,466	11,247,710
Eric K. Yeaman	86,108,209	11,608,647	74,381	11,247,710

The results of voting on Proposals 2 through 6 were as follows:

Proposal 2.	A board proposal seeking an advisory vote to approve the compensation of the Company’s Named Executive Officers:
Number of Votes
For	95,443,804
Against	2,185,383
Abstain	162,050
Broker Non-votes	11,247,710

Proposal 3.	A board proposal seeking the frequency of the advisory vote to approve the compensation of the Company’s Named Executive Officers:
Number of Votes
1 Year	89,937,125
2 Years	175,082
3 Years	7,572,621
Abstain	106,409

Proposal 4.	A board proposal seeking an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock:
Number of Votes
For	104,806,421
Against	3,732,566
Abstain	499,960

Proposal 5.	A board proposal seeking ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2017:
Number of Votes
For	107,653,727
Against	1,283,609
Abstain	101,611

Proposal 6.	A shareholder proposal regarding changes to the Company’s proxy access bylaw:
Number of Votes
For	22,658,482
Against	74,565,735
Abstain	567,020
Broker Non-votes	11,247,710

(d)    In light of the voting results on Proposal 3, the Board of Directors has decided that it will include an advisory vote on the compensation of the Company’s Named Executive Officers in the proxy materials for its future annual meetings of stockholders on an annual basis until the next required vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers, which will occur no later than the Company’s annual meeting of stockholders in 2023.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 10, 2017

/s/ Kyle B. Levine
Kyle B. Levine
Vice President Legal and General Counsel